August 6, 2018

THE DREYFUS SUSTAINABLE U.S. EQUITY FUND, INC.

THE DREYFUS SUSTAINABLE U.S. EQUITY PORTFOLIO, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective August 6, 2018, Terry Coles will no longer serve as a portfolio manager of the Fund.  All references to Mr. Coles in the Summary Prospectus and Prospectus are deleted.

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